EXHIBIT 23.1


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Windswept Environmental Group, Inc.
Bay Shore, New York


          We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated August 11, 1999, relating to the consolidated financial statements of Windswept Environmental Group, Inc. appearing in the Company's Annual Report on Form 10-KSB for the year ended April 30, 1999.


                                              /s/ BDO SEIDMAN, LLP

                                              BDO SEIDMAN, LLP


Melville, New York
September 10, 1999